     As filed with the Securities and Exchange Commission on May 12, 1999
                                                     Registration No. 333-

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------
                                   FORM S-1

                            Registration Statement
                                     Under
                          The Securities Act of 1933
                                ---------------
                       Crown Castle International Corp.
            (Exact name of Registrant as specified in its charter)

                                ---------------
    Delaware                         4899                         76-0470458
 (State or other         (Primary Standard Industrial               (I.R.S.
 jurisdiction of          Classification Code Number)              Employer
incorporation or                                                Identification
  organization)                                                     Number)
                                ---------------

                               510 Bering Drive
                                   Suite 500
                             Houston, Texas 77057
                                (713) 570-3000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                           Mr. Charles C. Green, III
             Executive Vice President and Chief Financial Officer
                       Crown Castle International Corp.
                               501 Bering Drive
                                   Suite 500
                             Houston, Texas 77057
                                (713) 570-3000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                  Copies to:
        Stephen L. Burns, Esq.                 Kirk A. Davenport, Esq.
        Cravath, Swaine & Moore                   Latham & Watkins
           825 Eighth Avenue                      885 Third Avenue
       New York, New York 10019               New York, New York 10022

  Approximate date of commencement of proposed sale to the public: May 12, 1999.

  If the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-74553

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

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
                                                        Proposed
                                         Proposed        Maximum
 Title of each Class of     Amount       Maximum        Aggregate
    Securities to be        to be     Offering Price    Offering        Amount of
       Registered         Registered     Per Unit       Price(a)     Registration Fee
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
9% Senior Notes due
 2011..................  $180,000,000      100%      $180,000,000(b)  $50,040(c)(d)
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10 3/8% Senior Discount
 Notes due 2011........  $500,000,000    $603.39     $301,695,000(e) $83,871.21(d)(f)

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(a) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933.
(b) Represents an increase of $30,000,000 from amount of Senior Notes due 2011 previously registered.
(c) $41,700 of this amount was previously paid.
(d) The Registrant has instructed a bank to wire a total filing fee in the amount of $8,811.21 to the Securities and Exchange Commission's account; the registrant will not revoke such instructions; and there are sufficient funds in such Registrant's account to cover the amount of such filing fees.
(e) Represents an increase of $1,695,000 from the amount of gross proceeds of Senior Notes due 2011 previously registered.
(f) $83,400 of this amount was previously paid.

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

                EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

  This registration statement is being filed with respect to the registration of additional amounts of 9% Senior Notes due 2011 and 10 3/8% Senior Discount Notes due 2011 of Crown Castle International Corp., a Delaware corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-74553) are incorporated in this registration statement by reference.

  The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits

  All the exhibits filed with or incorporated by reference in Registration Statement No. 333-74553 are incorporated by reference into, and shall be deemed part of, this registration statement, including:

    5.2  Opinion of Cravath, Swaine & Moore with respect to the legality of the notes being offered
   23.2  Consent of Cravath, Swaine & Moore (included in opinion filed as Exhibit 5.2)
   24    Power of Attorney (included on signature page of Registration No. 333-74553)

except the following which are filed herewith:

   23.1  Consent of KPMG LLP (filed herewith)

  (b) Financial Statement Schedules

  All the financial statement schedules filed with or incorporated by reference in Registration Statement No. 333-74553 are incorporated by reference into, and shall be deemed part of, this registration statement.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 12th day of May, 1999.

                                          CROWN CASTLE INTERNATIONAL CORP.,

                                                /s/ Charles C. Green, III
                                          by __________________________________
                                            Name: Charles C. Green, III
                                            Title:
                                                 Executive Vice President and
                                                 Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 12th day of May, 1999.

            Signature                                                    Title
            ---------                                                    -----

                    *                         Chief Executive Officer
  -------------------------------------        and Vice Chairman of
           Ted B. Miller, Jr.                  the Board (Principal
                                               Executive Officer)

                    *                         President and Director
  -------------------------------------
              David L. Ivy

        /s/ Charles C. Green, III             Executive Vice President
  -------------------------------------        and Chief Financial
          Charles C. Green, III                Officer (Principal
                                               Financial Officer)

                    *                         Senior Vice President,
  -------------------------------------        Chief Accounting
          Wesley D. Cunningham                 Officer and Corporate
                                               Controller (Principal
                                               Accounting Officer)

                    *                         Chairman of the Board
  -------------------------------------
             Carl Ferenbach

                    *                         Director
  -------------------------------------
             Michael Azibert

                    *                         Director
  -------------------------------------
             Bruno Chetaille

            Signature                                                    Title
            ---------                                                    -----

                    *                         Director
  -------------------------------------
             Robert A. Crown

                    *                         Director
  -------------------------------------
             Randall A. Hack

                    *                         Director
  -------------------------------------
           Robert F. McKenzie

                    *                         Director
  -------------------------------------
            William A. Murphy

                    *                         Director
  -------------------------------------
            Jeffrey H. Schutz

        /s/ Charles C. Green, III
  -------------------------------------
          Charles C. Green, III
            Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit
   No.                               Description
 -------                             -----------
  5.2**  Opinion of Cravath, Swaine & Moore with respect to the notes being offered
 23.1    Consent of KPMG LLP
 23.2**  Consent of Cravath, Swaine & Moore (included in opinion filed as
         Exhibit 5.2)
 24*     Power of Attorney

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 *  Included on the signature page of Registration No. 333-74227.
** Incorporated by reference to the Exhibit of the same number to Amendment No. 5 to the Registration Statement on Form S-1 (Registration No. 333-74553) which was filed by the Company on May 7, 1999.